Exhibit 1.1

Execution Version

ENTERPRISE PRODUCTS OPERATING LLC

$500,000,000 4.30% Senior Notes due 2028

$750,000,000 4.60% Senior Notes due 2031

$750,000,000 5.20% Senior Notes due 2036

UNDERWRITING AGREEMENT

June 17, 2025

Citigroup Global Markets Inc.

BBVA Securities Inc.

Deutsche Bank Securities Inc.

TD Securities (USA) LLC

Scotia Capital (USA) Inc.

As Representatives of the several

Underwriters named in Schedule I to the Underwriting Agreement,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Enterprise Products Operating LLC, a Texas limited liability company (“EPO”), proposes to issue and sell to the underwriters listed on Schedule I hereto (the “Underwriters”): (i) $500,000,000 aggregate principal amount of EPO’s 4.30% Senior Notes due 2028 (the “2028 Notes”), (ii) $750,000,000 aggregate principal amount of EPO’s 4.60% Senior Notes due 2031 (the “2031 Notes”) and (iii) $750,000,000 aggregate principal amount of EPO’s 5.20% Senior Notes due 2036 (the “2036 Notes” and, together with the 2028 Notes and the 2031 Notes, the “Notes”), each as set forth on Schedule I hereto, to be fully and unconditionally guaranteed on a senior unsecured basis by Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”) (the “Guarantees” and, together with the Notes, the “Securities”).

The Securities are to be issued under (a) the Indenture dated as of October 4, 2004 (the “Original Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), (collectively, as amended and supplemented by (i) the Tenth Supplemental Indenture, dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), providing for EPO as the successor issuer to Enterprise Products Operating L.P., and (ii) the Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among EPO, as issuer, the Partnership, as parent guarantor, the Original Trustee and U.S. Bank National Association, as separate trustee for the notes issued thereunder and debt securities subsequently issued under the Original Indenture (and as predecessor-in-interest to the Series Trustee (as defined below)), the “Base Indenture”), and (b) the Fortieth Supplemental Indenture, to be dated as of June 20, 2025 (the “Fortieth Supplemental Indenture”), among EPO, as issuer, the Partnership, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Series Trustee”), (the Base Indenture, as amended and supplemented by the Fortieth Supplemental Indenture as of the Delivery Date (as defined herein), the “Indenture”).

This is to confirm the agreement among the Partnership, Enterprise Products OLPGP, Inc., a Delaware corporation and managing member of EPO (“EPOGP”), and EPO (collectively with the Partnership and EPOGP, the “Enterprise Parties”), and the Underwriters concerning the purchase of the Securities from the Partnership and EPO by the Underwriters.

1. Representations, Warranties and Agreements of the Enterprise Parties. Each of the Enterprise Parties, jointly and severally, represents and warrants to, and agrees with, the Underwriters that:

(a) A registration statement on Form S-3 (File Nos. 333-283172 and 333-283172-01) relating to the Securities (i) has been prepared by the Partnership and EPO pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Partnership and EPO to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 4:45 p.m. (New York City time) on the date of this Agreement;

(ii) “Base Prospectus” means the base prospectus included in the Registration Statement at the Applicable Time;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations (including for the avoidance of doubt, any effective date with respect to the Underwriters);

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Partnership or EPO or used or referred to by the Partnership or EPO in connection with the offering of the Securities;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Securities included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Securities;

(v) “Pricing Disclosure Package” means (a) the Base Prospectus, (b) the Preliminary Prospectus as amended or supplemented as of the Applicable Time, (c) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto, and (d) the final term sheet attached as Schedule IV hereto;

(vi) “Prospectus” means the final prospectus relating to the Securities, including the Base Prospectus and any prospectus supplement thereto relating to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii) “Registration Statement” means, collectively, the various parts of the registration statement referred to in this Section 1(a), each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement and deemed to be incorporated therein by reference. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission. The Commission has not notified the Partnership or EPO of any objection to the use of the form of the Registration Statement.

(b) Well-Known Seasoned Issuer and Not an Ineligible Issuer. Each of the Partnership and EPO was at the time of the initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) eligible to use an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) for the registration of the Securities, including not having been an “ineligible issuer” (as defined in Rule 405 under the Securities Act) at any such time or date. Neither the Partnership nor EPO has received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and neither the Partnership nor EPO is the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(c) Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and the Prospectus conform in all material respects to the requirements applicable to them under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(d) Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership and EPO through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(b).

(e) Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership and EPO through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(b).

(f) Documents Incorporated by Reference. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership and EPO through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(b).

(h) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership and EPO through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(b).

(i) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. Neither the Partnership nor EPO has made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule II hereto. The Partnership and EPO have retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Partnership and EPO have not retained any Issuer Free Writing Prospectus for the three-year period required thereby). Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership and EPO by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 8(b).

(j) Formation and Qualification of the Partnership Entities. Each of Enterprise Products Holdings LLC, a Delaware limited liability company (the “General Partner”), the Partnership, EPOGP, EPO and their respective subsidiaries listed on Schedule III hereto (each, a “Partnership Entity” and collectively, the “Partnership Entities,” and the subsidiaries of the Partnership listed on Schedule III hereto, the “Subsidiaries”) has been duly formed or incorporated, as the case may be, and is validly existing in good standing under the laws of its jurisdiction of formation or incorporation, as the case may be, with all corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged and, in the case of the General Partner and EPOGP, to act as general partner of the Partnership and managing member of EPO, respectively, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Partnership Entity is duly registered or qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or subject the limited partners of the Partnership to any material liability or disability.

(k) Ownership of General Partner. Dan Duncan LLC, a Texas limited liability company (“DDLLC”), owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner, as amended and/or restated on or prior to the date hereof (the “GP LLC Agreement”); and DDLLC owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(l) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership, as amended and/or restated on or prior to the date hereof (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(m) Ownership of EPOGP. The Partnership owns 100% of the issued and outstanding capital stock in EPOGP; such capital stock has been duly authorized and validly issued in accordance with the bylaws of EPOGP, as amended or restated on or prior to the date hereof (the “EPOGP Bylaws”), and the certificate of incorporation of EPOGP, as amended and restated on or prior to the date hereof (the “EPOGP Certificate of Incorporation”), and is fully paid and non-assessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(n) Ownership of EPO. EPOGP owns 0.001% of the membership interests in EPO and the Partnership owns 99.999% of the membership interests in EPO; such membership interests have been duly authorized and validly issued in accordance with the company agreement of EPO, as amended and/or restated on or prior to the date hereof (the “EPO Company Agreement”), and are fully paid and non-assessable (except as such non-assessability may be affected by Section 101.206 of the Texas Business Organizations Code (the “Texas Act”)); and EPOGP and the Partnership own such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(o) No Registration Rights. Neither the filing of the Registration Statement nor the offering of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Partnership, EPO or any of their respective Subsidiaries, except for such rights as have been waived.

(p) Authority. Each of the Enterprise Parties has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the Partnership and EPO each had and has all requisite power and authority to execute and deliver the Fortieth Supplemental Indenture and to perform its obligations under the Indenture. The Partnership and EPO have all requisite power and authority to issue, sell and deliver the Guarantees and the Notes, respectively, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the EPO Company Agreement, the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus. All action required to be taken by the Enterprise Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement and the Indenture, (ii) the authorization, issuance, sale and delivery of the Securities and (iii) the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

(q) Ownership of Subsidiaries. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each Subsidiary have been duly and validly authorized and issued, and are fully paid and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act, as amended (the “Delaware LP Act”), in the case of partnership interests in a Delaware limited partnership, Sections 18-607 or 18-804 of the Delaware Limited Liability Company Act, as amended (the “Delaware LLC Act”), in the case of membership interests in a Delaware limited liability company, Section 101.206 of the Texas Act, in the case of membership interests in a Texas limited liability company, and except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus). Except as described in the Pricing Disclosure Package and the Prospectus, the Partnership and EPO, as the case may be, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests in each Subsidiary as set forth on Schedule III hereto free and clear of all liens, encumbrances (other than contractual restrictions on transfer contained in the applicable constituent documents), security interests, equities, charges, claims or restrictions upon voting or any other claim of any third party. None of the Enterprise Parties has any subsidiaries other than as set forth on Schedule III hereto that, individually or in the aggregate, would be deemed to be a “significant subsidiary” as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act.

(r) Authorization, Execution and Delivery of Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Enterprise Parties.

(s) Authorization, Execution and Enforceability of Agreements. (i) The GP LLC Agreement has been duly authorized, executed and delivered by DDLLC and is a valid and legally binding agreement of DDLLC, enforceable against DDLLC in accordance with its terms, (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (iii) the EPO Company Agreement has been duly authorized, executed and delivered by each of EPOGP and the Partnership and is a valid and legally binding agreement of each of EPOGP and the Partnership, enforceable against each of EPOGP and the Partnership in accordance with its terms; provided that, with respect to each such agreement listed in this Section (s)(i)-(iii), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(t) Enforceability of Indenture. The Base Indenture has been duly authorized, executed and delivered by the Partnership and the predecessor of EPO and EPO, as applicable. The execution and delivery of, and the performance by EPO and the Partnership of their respective obligations under, the Fortieth Supplemental Indenture have been duly and validly authorized by each of EPO and the Partnership. The Indenture, assuming due authorization, execution and delivery of the Base Indenture and the Fortieth Supplemental Indenture by the Original Trustee and Series Trustee, as applicable, and the Fortieth Supplemental Indenture when duly executed and delivered by EPO and the Partnership, will constitute a valid and legally binding agreement of EPO and the Partnership, enforceable against EPO and the Partnership in accordance with its terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture is duly qualified under the Trust Indenture Act.

(u) Valid Issuance of the Notes. The Notes have been duly authorized for issuance and sale to the Underwriters, and, when executed by EPO and authenticated by the Series Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly executed and delivered by EPO, and will constitute the valid and legally binding obligations of EPO entitled to the benefits of the Indenture and enforceable against EPO in accordance with their terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v) Valid Issuance of the Guarantees. The Guarantees have been duly authorized by the General Partner on behalf of the Partnership; when the Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantees will constitute the valid and legally binding obligations of the Partnership entitled to the benefits of the Indenture and will be enforceable against the Partnership in accordance with their terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(w) No Conflicts or Violations. None of the (i) offering, issuance and sale by the Partnership and EPO of the Securities, (ii) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Enterprise Parties that are parties hereto or thereto, or (iii) consummation of the transactions contemplated hereby and thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of any of the Enterprise Parties to perform their obligations under this Agreement.

(x) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with (i) the offering, issuance and sale by EPO and the Partnership of the Securities in the manner contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Enterprise Parties that are parties thereto or (iii) the consummation by the Enterprise Parties of the transactions contemplated by this Agreement, the Indenture and the Securities except for (A) such consents required under the Securities Act, the Exchange Act, the Trust Indenture Act (all of which have been obtained) and state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (B) such consents that have been, or prior to the Delivery Date will be, obtained.

(y) No Default. None of the Partnership Entities is (i) in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, or (iii) in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Partnership Entities to perform their obligations under this Agreement or the Indenture.

(z) Independent Registered Public Accounting Firm. Deloitte & Touche LLP, who has audited the audited financial statements of the Partnership contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Partnership and the General Partner within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(aa) Financial Statements. The historical consolidated financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted in accordance with Commission regulations), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Partnership and its subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Partnership Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents in all material respects the information contained therein and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(bb) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed or, prior to the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i), 5(b) or 5(l) and any Issuer Free Writing Prospectus set forth on Schedule II hereto and any other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

(cc) Conformity to Description of the Securities. The Securities, when issued and delivered against payment therefor as provided in this Agreement and in the Indenture, will conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(dd) Certain Transactions. Except as disclosed in the Prospectus and the Pricing Disclosure Package, subsequent to the respective dates as of which such information is given in the Registration Statement and the Pricing Disclosure Package, (i) none of the Partnership Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Partnership Entities, taken as a whole, and (ii) there has not been any material change in the capitalization or material increase in the long-term debt of the Partnership Entities, or any dividend or distribution of any kind declared, paid or made by the Partnership on any class of its partnership interests.

(ee) No Omitted Descriptions; Legal Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Enterprise Parties, threatened or contemplated, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties or assets is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Rules and Regulations or the Exchange Act or the rules and regulations thereunder. The statements included in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Description of the Notes,” “Description of Debt Securities,” “Certain ERISA Considerations,” “Material U.S. Federal Income Tax Consequences” and “Material Tax Consequences” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(ff) Title to Properties. Each Partnership Entity has good and indefeasible title to all real and personal property which are material to the business of the Partnership Entities, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (A) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities, (B) could not reasonably be expected to have a Material Adverse Effect or (C) are described, and subject to the limitations contained, in the Pricing Disclosure Package.

(gg) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus; and, except as described in the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(hh) Permits. Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits in the manner described, and subject to the limitations contained in the Pricing Disclosure Package and the Prospectus, and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect. None of the Partnership Entities has received notification of any revocation or modification of any such permit or has any reason to believe that any such permit will not be renewed in the ordinary course.

(ii) Books and Records; Accounting Controls. The Partnership Entities (i) make and keep books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets, and (ii) maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(jj) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership Entities on the one hand, and the directors, officers, partners, customers or suppliers of the General Partner and its affiliates (other than the Partnership Entities) on the other hand, which is required to be described in the Pricing Disclosure Package and the Prospectus and which is not so described.

(kk) Environmental Compliance. There has been no storage, generation, transportation, handling, treatment, disposal or discharge of any kind of toxic or other wastes or other hazardous substances by any of the Partnership Entities (or, to the knowledge of the Enterprise Parties, any other entity (including any predecessor) for whose acts or omissions any of the Partnership Entities is or could reasonably be expected to be liable) at, upon or from any of the property now or previously owned or leased by any of the Partnership Entities or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which any of the Enterprise Parties has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, individually or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(ll) No Unlawful Payments. Neither the Partnership Entities nor any of their subsidiaries nor, to the knowledge of the Enterprise Parties, any director, officer, agent, employee or affiliate of the Partnership Entities or their subsidiaries, directly or indirectly, has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law, including, without limitation, by having made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office in contravention of the foregoing laws and regulations. The Partnership Entities and their subsidiaries have instituted and maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(mm) Compliance with Anti-Money Laundering Laws. The operations of the Partnership Entities and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Partnership Entities, threatened.

(nn) No Conflicts with Sanction Laws. Neither the Partnership Entities, nor any of their subsidiaries, nor, to the knowledge of the Enterprise Parties, any director, officer, agent, employee or affiliate of the Partnership Entities or their subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the Bureau of Industry and Security of the U.S. Department of Commerce, or the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”) nor are the Partnership Entities or any of their subsidiaries located, organized or resident in any country or territory that is itself the target of comprehensive Sanctions, including, without limitation as of the date of this Agreement, Russia, the Crimea, Zaporizhzhia and Kerson Regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Partnership will not directly or indirectly use the proceeds of the offering of the Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person that, at the time of such funding, is the subject or target of Sanctions, (ii) to fund any activities of or business in any country or territory that is a Sanctioned Country at the time of such funding, or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(oo) Cybersecurity; Data Protection. Except as set forth in or contemplated in the Prospectus, to the knowledge of the Partnership (i) (A) there has been no security breach or other compromise of or relating to any of the Partnership Entities or any of their subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Partnership Entities or any of their subsidiaries), equipment or technology (collectively, “IT Systems and Data”) and (B) the Partnership and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to the IT Systems and Data of the Partnership Entities or any of their subsidiaries, except as would not, in the case of this clause (i), individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) the Partnership Entities and their subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Partnership Entities or their subsidiaries, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and (iii) the Partnership Entities and their subsidiaries have implemented backup and disaster recovery technology reasonably consistent in all material respects with industry standards and practices.

(pp) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. Except as disclosed in the Pricing Disclosure Package and the Prospectus, none of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

(qq) Litigation. There are no legal or governmental proceedings pending to which any Partnership Entity is a party or of which any property or assets of any Partnership Entity is the subject that, individually or in the aggregate, if determined adversely to such Partnership Entity, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Enterprise Parties, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(rr) No Labor Disputes. No labor dispute with the employees that are engaged in the business of the Partnership or its subsidiaries exists or, to the knowledge of the Enterprise Parties, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.

(ss) Intellectual Property. Each Partnership Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with, and no Partnership Entity has received any notice of any claim of conflict with, any such rights of others.

(tt) Investment Company. None of the Partnership Entities is now, or after sale of the Securities to be sold by EPO and the Partnership hereunder and application of the net proceeds from such sale as described in the most recent Preliminary Prospectus under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(uu) Absence of Certain Actions. No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance or sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to any Partnership Entity which would prevent or suspend the issuance or sale of the Securities or the use of the Pricing Disclosure Package in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the Enterprise Parties, threatened against or affecting any Partnership Entity before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of this Agreement or the Indenture or any action taken or to be taken pursuant hereto or thereto; and the Partnership and EPO have complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the most recent Preliminary Prospectus.

(vv) No Stabilizing Transactions. None of the General Partner, the Partnership, EPO or any of their affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any securities of the Partnership or EPO to facilitate the sale or resale of the Securities.

(ww) Form S-3. The conditions for the use of Form S-3 by the Partnership and EPO, as set forth in the General Instructions thereto, have been satisfied.

(xx) Disclosure Controls. The General Partner and the Partnership have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Partnership’s most recent annual report filed with the Commission; and (iii) are effective in achieving reasonable assurances that the Partnership’s desired control objectives as described in Item 9A of the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2024 (the “2024 Annual Report”) have been met.

(yy) No Deficiency in Internal Controls. Based on the evaluation of its internal controls and procedures conducted in connection with the preparation and filing of the 2024 Annual Report, neither the Partnership nor the General Partner is aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) that are likely to adversely affect the Partnership’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Partnership’s internal controls over financial reporting.

(zz) No Changes in Internal Controls. Since the date of the most recent evaluation of the disclosure controls and procedures described in Section 1(xx) hereof, there have been no significant changes in the Partnership’s internal controls that materially affected or are reasonably likely to materially affect the Partnership’s internal controls over financial reporting.

(aaa) Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Partnership and the General Partner are otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are effective.

(bbb) Rating of Notes. In accordance with Financial Industry Regulatory Authority Rule 5121(a)(1)(C), the Notes have been rated in an investment grade category by Moody’s Investors Service, Inc. and S&P Global Ratings.

Any certificate signed by any officer of any Enterprise Party and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Enterprise Parties signatory thereto, as to the matters covered thereby, to each Underwriter.

2. Purchase and Sale of the Notes. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, EPO agrees to issue and sell the Notes to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from EPO (a) the principal amount of the 2028 Notes set forth opposite that Underwriter’s name in Schedule I hereto at a price equal to 99.519% of the principal amount thereof, plus accrued interest, if any, from June 20, 2025 to the Delivery Date, (b) the principal amount of the 2031 Notes set forth opposite that Underwriter’s name in Schedule I hereto at a price equal to 99.216% of the principal amount thereof, plus accrued interest, if any, from June 20, 2025 to the Delivery Date and (c) the principal amount of the 2036 Notes set forth opposite that Underwriter’s name in Schedule I hereto at a price equal to 99.015% of the principal amount thereof, plus accrued interest, if any, from June 20, 2025 to the Delivery Date. EPO shall not be obligated to deliver any of the Notes except upon payment for all the Notes to be purchased as provided herein.

EPO understands that the Underwriters intend to make a public offering of the Notes as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Notes on the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

3. Offering of Securities by the Underwriters. It is understood that the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

4. Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made at the office of Sidley Austin LLP, Houston, Texas, beginning at 9:00 A.M., New York City time, on June 20, 2025 or such other date and time and place as shall be determined by agreement between the Underwriters and the Partnership and EPO (such date and time of delivery and payment for the Notes being herein called the “Delivery Date”). Payment for the Notes shall be made by wire transfer in immediately available funds to the account(s) specified by the Partnership and EPO to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities of each series (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Notes duly paid by EPO. The Global Notes will be made available for inspection by the Representatives not later than 1:00 p.m., New York City time, on the business day prior to the Delivery Date.

5. Further Agreements of the Parties. Each of the Enterprise Parties covenants and agrees with the Underwriters:

(a) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b) Final Term Sheet and Issuer Free Writing Prospectuses. (i) To prepare a final term sheet, containing a description of final terms of the Securities and the offering thereof, in the form approved by the Representatives and attached as Schedule IV hereto, and to file such term sheet pursuant to Rule 433 under the Securities Act within the time required by such Rule; and (ii) not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(c) Copies of Registration Statements. To furnish promptly to the Underwriters and to counsel for the Underwriters, upon request, a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(d) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership or, if any, EPO, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Securities.

(e) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered (or when such Prospectus is filed with the Commission in the case of a notice referred to in Rule 173(a) of the Rules and Regulations delivered in lieu thereof), not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 5(f) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(f) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus, any supplement to the Prospectus or any new, replacement registration statement that may, in the judgment of the Partnership, EPO or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any new, replacement registration statement, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership or EPO is required by law to make such filing. The Partnership and EPO will furnish to the Underwriters such number of copies of such new registration statement, amendment or supplement as the Underwriters may reasonably request and use its commercially reasonable efforts to cause such new registration statement or amendment to be declared effective as soon as practicable. In any such case, the Partnership and EPO will promptly notify the Representatives of such filings and effectiveness.

(g) Reports to Security Holders. As soon as practicable after the Delivery Date, to make generally available to the Partnership’s and EPO’s security holders an earnings statement of the Partnership and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).

(h) Copies of Reports. For a period of two years following the date hereof, to furnish to the Underwriters copies of all materials furnished by the Partnership or EPO to its security holders and all reports and financial statements furnished by the Partnership or EPO to the principal national securities exchange upon which the Notes may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission.

(i) Blue Sky Laws. Promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(j) Application of Proceeds. To apply the net proceeds from the sale of the Securities as set forth in the Pricing Disclosure Package and the Prospectus.

(k) Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an “investment company” as defined in the Investment Company Act.

(l) Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to the Delivery Date, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(m) Stabilization. To not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership or EPO to facilitate the sale or resale of the Securities.

6. Expenses. The Partnership and EPO agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus and the Pricing Disclosure Package, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) the filing fees incident to securing the review, if applicable, by the Financial Industry Regulatory Authority Inc. of the terms of sale of the Securities; (f) any applicable listing or other similar fees; (g) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) any fees charged by ratings agencies for rating the Securities; (i) any fees and expenses of the Original Trustee, the Series Trustee and paying agent (including fees and expenses of any counsel to such parties); (j) the costs and expenses of the Partnership and EPO relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and EPO and any such consultants; and (k) all other costs and expenses incident to the performance of the obligations of the Partnership and EPO under this Agreement; provided that, except as provided in this Section 6 and in Section 12 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, on the date hereof, at the Applicable Time and on the Delivery Date, of the representations and warranties of the Enterprise Parties contained herein, to the accuracy of the statements of the Enterprise Parties and the officers of the General Partner made in any certificates delivered pursuant hereto, to the performance by each of the Enterprise Parties of its obligations hereunder and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified the Partnership or EPO of any objection to the use of the form of the Registration Statement.

(b) The Underwriters shall not have discovered and disclosed to the Partnership or EPO on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein not misleading.

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and delivery of this Agreement and the Indenture, the authorization, execution and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

(d) Sidley Austin LLP shall have furnished to the Underwriters its written opinion, as counsel for the Enterprise Parties, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Exhibit A hereto.

(e) Latham & Watkins LLP, as special tax counsel to the Partnership, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Exhibit C hereto.

(f) Christopher S. Wade, Esq., shall have furnished to the Underwriters his written opinion, as Vice President, Legal of the Enterprise Parties, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit B hereto.

(g) The Underwriters shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to such matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents and information as such counsel may reasonably request for the purpose of enabling such counsel to pass upon such matters.

(h) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Representatives and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) With respect to the letter or letters of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of Deloitte & Touche LLP, addressed to the Representatives and dated the Delivery Date, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(j) The Partnership and EPO shall have furnished to the Underwriters certificates, dated the Delivery Date, of the Co-Chief Executive Officer and the Executive Vice President – Finance and Sustainability and Treasurer of each of the General Partner and EPOGP stating that: (i) such officers have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package; (ii) in their opinion, (1) the Registration Statement, including the documents incorporated therein by reference, as of the most recent Effective Date, (2) the Prospectus, including any documents incorporated by reference therein, as of the date of the Prospectus and as of the Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not include any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of the Delivery Date, the representations and warranties of the Enterprise Parties in this Agreement are true and correct; (iv) the Enterprise Parties have complied with all their agreements contained herein and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Delivery Date; (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of each such officer’s knowledge, are threatened; (vi) the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; (vii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package; and (viii) since the Effective Date, no event has occurred that is required under the Rules and Regulations or the Securities Act to be set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k) If any event shall have occurred on or prior to the Delivery Date that requires the Partnership or EPO under Section 5(e) of this Agreement to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriters shall have been given a reasonable opportunity to comment thereon as provided in Section 5(e) hereof, and copies thereof shall have been delivered to the Underwriters reasonably in advance of the Delivery Date.

(l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Delivery Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Delivery Date that would prevent the issuance or sale of the Securities.

(m) Except as described in the Pricing Disclosure Package and the Prospectus, (i) neither the Partnership, EPO nor any of their subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital or long-term debt of the Partnership, EPO or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in any securities of the Partnership or EPO shall have been suspended by the Commission or the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on the New York Stock Exchange, (iii) a banking moratorium shall have been declared by federal or New York State authorities, (iv) a material disruption in commercial banking or clearance services in the United States, (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vi) a calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(o) Subsequent to the execution and delivery of this Agreement, if any debt securities of the Partnership or EPO are rated by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded such debt securities (including the Securities) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of any of the Partnership Entities.

(p) EPO, the Partnership and the Series Trustee shall have executed and delivered the Securities and the Fortieth Supplemental Indenture.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) Each of the Enterprise Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter, affiliates of any Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and each person who controls any Underwriter or any such affiliate within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter, director, officer, employee, agent, affiliate or controlling person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading; and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Enterprise Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Enterprise Parties by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 8(b). This indemnity agreement will be in addition to any liability which the Enterprise Parties may otherwise have.

(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Enterprise Party, the directors of the General Partner and EPOGP, the respective officers of the General Partner and EPOGP who signed the Registration Statement, and each person who controls the Enterprise Parties within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Partnership to the Underwriters, but only with reference to written information relating to the Underwriters furnished to the Partnership and EPO by the Underwriters through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The Enterprise Parties acknowledge that the following statements set forth in the most recent Preliminary Prospectus and the Prospectus: (A) the names of the Underwriters, (B) the last paragraph of the cover page regarding delivery of the Securities and (C) under the heading “Underwriting,” the third and seventh paragraphs constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectuses or in any amendment or supplement thereto.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantive rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the reasonable fees, costs and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not contain any statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Enterprise Parties and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Enterprise Parties and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Enterprise Parties on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall (i) any Underwriter be responsible for any amount in excess of the amount by which the total price of the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Enterprise Parties and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Enterprise Parties on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Enterprise Parties shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Enterprise Parties on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Enterprise Parties and each of the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act, each affiliate of any underwriter who has, or who is alleged to have, participated in the distribution of the Securities as an underwriter, and each director, officer, employee and agent of any Underwriter shall have the same rights to contribution as the Underwriters, and each person who controls the Enterprise Parties within the meaning of either the Securities Act or the Exchange Act, each officer of the General Partner and EPOGP who shall have signed the Registration Statement and each director of the General Partner and EPOGP shall have the same rights to contribution as the Enterprise Parties, subject in each case to the applicable terms and conditions of this paragraph (d).

9. No Fiduciary Duty. Each Enterprise Party hereby acknowledges that each Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Securities. Each Enterprise Party further acknowledges that each Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that each Underwriter acts or be responsible as a fiduciary to any of the Partnership Entities, their management, unitholders, creditors or any other person in connection with any activity that each Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. Each Underwriter hereby expressly disclaims any fiduciary or similar obligations to any of the Partnership Entities, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Enterprise Parties hereby confirm their understanding and agreement to that effect. The Enterprise Parties and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to any of the Partnership Entities regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to any of the Partnership Entities. Each Enterprise Party hereby waives and releases, to the fullest extent permitted by law, any claims that any Enterprise Party may have against each Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to any of the Partnership Entities in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

10. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of the Notes that the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of the Notes set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate principal amount of the Notes set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Delivery Date if the aggregate principal amount of the Notes that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of the Notes to be purchased on the Delivery Date, and any remaining non-defaulting Underwriters shall not be obligated to purchase more than 110% of the principal amount of the Notes that it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the aggregate principal amount of the Notes to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Notes that the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters or the Partnership, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Notes that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership for damages caused by its default. If other Underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

11. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(n) or 7(o) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

12. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of any Enterprise Party to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Partnership and EPO will reimburse the Underwriters, severally through the Representatives, on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities. If this Agreement is terminated pursuant to Section 10 hereof by reason of the default of one or more of the Underwriters, the Partnership and EPO shall not be obligated to reimburse any defaulting Underwriter on account of such Underwriter’s expenses.

13. Issuer Information. Each Underwriter severally agrees that such Underwriter, without the prior written consent of the Partnership, has not used or referred to publicly and shall not use or refer to publicly any “free writing prospectus” (as defined in Rule 405) required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) of this Agreement; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Partnership is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Partnership agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attn: General Counsel, fax: (646) 291-1469; BBVA Securities Inc., Two Manhattan West, 375 9th Avenue, 9th Floor, New York, New York 10001; Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019; TD Securities (USA) LLC, 1 Vanderbilt Avenue, 11th Floor, New York, New York 10017, Attn: DCM – Transaction Advisory Group, E-mail: USTransactionAdvisory@tdsecurities.com; Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor; New York, New York 10281.

(b) if to the Enterprise Parties, shall be delivered or sent by mail or facsimile transmission to Enterprise Products Partners L.P., 1100 Louisiana Street, 10th Floor, Houston, Texas 77002, Attention: General Counsel (Fax: (713) 381-6570); provided, however, that any notice to any Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriters at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

The Enterprise Parties shall be entitled to rely upon any request, notice, consent or agreement given or made by the Representatives on behalf of the Underwriters.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Enterprise Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 8 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Partnership, EPO and the Underwriters. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Enterprise Parties and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them. The Underwriters acknowledge and agree that the obligations of the Enterprise Parties hereunder are non-recourse to the General Partner.

17. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have their respective meanings set forth in Rule 405 of the Rules and Regulations.

18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19. Jurisdiction; Venue. The parties hereby consent to (i) nonexclusive jurisdiction in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, (ii) nonexclusive personal service with respect thereto, and (iii) personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the parties (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the parties is or may be subject, by suit upon such judgment.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

21. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23. Recognition of the U.S. Special Resolution Regime.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 23:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature page follows.]

If the foregoing correctly sets forth the agreement among the Enterprise Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products Holdings LLC, its general partner

By:	/s/ Christian M. Nelly
Christian M. Nelly
Executive Vice President – Finance and Sustainability and Treasurer

ENTERPRISE PRODUCTS OLPGP, INC.

By:	/s/ Christian M. Nelly
Christian M. Nelly
Executive Vice President – Finance and Sustainability and Treasurer

ENTERPRISE PRODUCTS OPERATING LLC

By:	Enterprise Products OLPGP, Inc., its sole manager

By:	/s/ Christian M. Nelly
Christian M. Nelly
Executive Vice President – Finance and Sustainability and Treasurer

Signature Page to Underwriting Agreement

For themselves and as Representatives
of the several Underwriters named
in Schedule I hereto.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Name:	Adam D. Bordner
Title:	Managing Director

BBVA SECURITIES INC.

By:	/s/ Babak Ghatan
Name:	Babak Ghatan
Title:	MD

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Ben-Zion Smilchensky
Name:	Ben-Zion Smilchensky
Title:	Managing Director

By:	/s/ Thomas Short
Name:	Thomas Short
Title:	Managing Director/Debt Syndicate

SCOTIA CAPITAL (USA) INC.

By:	/s/ Michael Ravanesi
Name:	Michael Ravanesi
Title:	Managing Director & Head of U.S. Debt Origination

TD SECURITIES (USA) LLC

By:	/s/ Luiz Lanfredi
Name:	Luiz Lanfredi
Title:	Managing Director

Signature Page to Underwriting Agreement

Schedule I

Underwriters	Principal Amount of 2028 Notes to be Purchased	Principal Amount of 2031 Notes to be Purchased	Principal Amount of 2036 Notes to be Purchased
Citigroup Global Markets Inc.	$37,500,000	$56,250,000	$56,250,000
BBVA Securities Inc.	37,500,000	56,250,000	56,250,000
Deutsche Bank Securities Inc.	37,500,000	56,250,000	56,250,000
Scotia Capital (USA) Inc.	37,500,000	56,250,000	56,250,000
TD Securities (USA) LLC	37,500,000	56,250,000	56,250,000
Credit Agricole Securities (USA) Inc.	37,500,000	56,250,000	56,250,000
MUFG Securities Americas Inc.	37,500,000	56,250,000	56,250,000
PNC Capital Markets LLC	37,500,000	56,250,000	56,250,000
SG Americas Securities, LLC	37,500,000	56,250,000	56,250,000
U.S. Bancorp Investments, Inc.	37,500,000	56,250,000	56,250,000
Barclays Capital Inc.	12,500,000	18,750,000	18,750,000
BofA Securities, Inc.	12,500,000	18,750,000	18,750,000
BMO Capital Markets Corp.	12,500,000	18,750,000	18,750,000
J.P. Morgan Securities LLC	12,500,000	18,750,000	18,750,000
Mizuho Securities USA LLC	12,500,000	18,750,000	18,750,000
Morgan Stanley & Co. LLC	12,500,000	18,750,000	18,750,000
RBC Capital Markets, LLC	12,500,000	18,750,000	18,750,000
SMBC Nikko Securities America, Inc.	12,500,000	18,750,000	18,750,000
Truist Securities, Inc.	12,500,000	18,750,000	18,750,000
Wells Fargo Securities, LLC	12,500,000	18,750,000	18,750,000

TOTAL	$500,000,000	$750,000,000	$750,000,000

Schedule II

Additional Pricing Disclosure Package

Issuer Free Writing Prospectuses:

1.	Term Sheet as filed with the Commission pursuant to Rule 433, substantially in the form set forth on Schedule IV to this Agreement.

Schedule II

Schedule III

Subsidiaries of the Partnership

*Significant Subsidiary / Significant Partnership Entity

Name of Subsidiary	Jurisdiction of Formation	Ownership Interest Percentage (direct or indirect)
38 Niente LLC	Texas	100%
Acadian Gas Pipeline System	Delaware	100%
Acadian Gas, LLC	Delaware	100%
Adamana Land Company, LLC	Delaware	100%
Adnar Holdings LLC	Texas	100%
Alamos Terminal LLC	Texas	100%
Arizona Gas Storage, L.L.C.	Delaware	60%
Bahia Pipeline LLC	Texas	100%
Baymark Pipeline LLC	Texas	70%
Belle Rose NGL Pipeline, L.L.C.	Delaware	100%
Belvieu Environmental Fuels GP, LLC	Texas	100%
Belvieu Environmental Fuels LLC	Texas	100%
Bluebonnet Pipeline LLC	Delaware	100%
Breviloba, LLC	Texas	67%
BTA ETG Gathering LLC	Texas	100%
BTA Gas Processing LLC	Texas	100%
Cajun Pipeline Company, LLC	Texas	100%
Calcasieu Gas Gathering System	Texas	100%
Canadian Enterprise Gas Products ULC	Alberta, Canada	100%
Cerato Terminal LLC	Texas	100%
Chama Gas Services, LLC	Delaware	75%
Channelview Fleeting Services, L.L.C.	Texas	100%
Chaparral Pipeline Company, LLC	Texas	100%
Chunchula Pipeline Company, LLC	Texas	100%
CTCO of Texas, LLC	Texas	100%
Cypress Gas Marketing, LLC	Delaware	100%
Dean Pipeline Company, LLC	Texas	100%
Delaware Basin Gas Processing LLC	Delaware	100%
DEP Holdings, LLC*	Delaware	100%
DEP Offshore Port System, LLC	Texas	100%
Dixie Pipeline Company LLC	Delaware	100%
Duncan Energy Partners L.P.*	Delaware	100%
EFS Midstream LLC	Delaware	100%
Electra Shipyard Services LLC	Texas	100%
Electric E Power Marketing LLC	Texas	100%
Energy Ventures, LLC	Colorado	100%
Enterprise Acquisition Holdings LLC	Delaware	100%
Enterprise AGF LLC	Texas	100%
Enterprise Appelt, LLC	Texas	100%
Enterprise Arizona Gas, LLC	Delaware	100%

Enterprise Blue Ivy LLC	Texas	100%
Enterprise CLH LLC	Texas	100%
Enterprise Crude GP LLC*	Delaware	100%
Enterprise Crude Oil LLC	Texas	100%
Enterprise Crude Pipeline LLC*	Texas	100%
Enterprise Crude Terminals and Storage LLC	Texas	100%
Enterprise Custom Marketing LLC	Delaware	100%
Enterprise Delaware Basin Holdings LLC	Delaware	100%
Enterprise Delaware Basin Treating LLC	Texas	100%
Enterprise EF78 LLC	Delaware	100%
Enterprise Ethane Pipeline LLC	Texas	100%
Enterprise Ethane Terminals LLC	Texas	100%
Enterprise Ethylene Storage LLC	Delaware	100%
Enterprise Field Services, LLC	Texas	100%
Enterprise Field Services (Offshore) LLC	Texas	100%
Enterprise Fractionation, LLC	Delaware	100%
Enterprise Gas Liquids LLC	Texas	100%
Enterprise Gas Processing, LLC	Delaware	100%
Enterprise Gathering II LLC	Delaware	100%
Enterprise Gathering LLC	Delaware	100%
Enterprise GC LLC	Texas	100%
Enterprise GP LLC*	Delaware	100%
Enterprise GTM Holdings L.P.*	Delaware	100%
Enterprise GTMGP, LLC*	Delaware	100%
Enterprise Houston Ship Channel GP, LLC	Texas	100%
Enterprise Houston Ship Channel, L.P.	Texas	100%
Enterprise Hydrocarbons L.P.	Delaware	100%
Enterprise Hydrocarbons Marketing LLC	Texas	100%
Enterprise Interstate Crude LLC	Texas	100%
Enterprise Intrastate LLC	Texas	100%
Enterprise Jonah Gas Gathering Company LLC	Delaware	100%
Enterprise JV Operating LLC	Texas	100%
Enterprise Logistic Services LLC (DBA Enterprise Transportation Company)	Texas	100%
Enterprise Lou-Tex NGL Pipeline L.P.	Texas	100%
Enterprise Lou-Tex Propylene Pipeline LLC	Texas	100%
Enterprise Louisiana Pipeline LLC	Texas	100%
Enterprise Marine Services LLC	Delaware	100%
Enterprise Midland Basin Holdings LLC	Delaware	100%
Enterprise Midland Basin LLC	Delaware	100%
Enterprise Midland Basin Midstream Holdings LLC	Delaware	100%
Enterprise Midland Basin Midstream LLC	Texas	100%
Enterprise Midland Basin Midstream Management LLC	Delaware	100%
Enterprise Midland Basin Midstream Management, Inc.	Delaware	100%
Enterprise Midland Basin Partners LLC	Delaware	100%
Enterprise Midland Basin Pipeline LLC	Texas	100%
Enterprise Midstream Companies LLC	Texas	100%

Enterprise Mont Belvieu Program Company	Texas	100%
Enterprise Natural Gas Pipeline LLC	Delaware	100%
Enterprise Navigator Ethylene Terminal LLC	Texas	50%
Enterprise New Mexico Ventures, LLC	Delaware	100%
Enterprise NGL Pipelines II LLC	Delaware	100%
Enterprise NGL Pipelines, LLC	Delaware	100%
Enterprise NGL Private Lines & Storage, LLC	Delaware	100%
Enterprise Offshore Port System, LLC	Texas	100%
Enterprise Pathfinder, LLC	Delaware	100%
Enterprise Pelican Pipeline L.P.	Texas	100%
Enterprise Petrochemical Marketing LLC*	Texas	100%
Enterprise Plevna Marketing LLC	Delaware	100%
Enterprise Products BBCT LLC	Texas	100%
Enterprise Products Marketing Company LLC	Texas	100%
Enterprise Products OLPGP, Inc.	Delaware	100%
Enterprise Products Operating LLC*	Texas	100%
Enterprise Products Pipeline Company LLC*	Delaware	100%
Enterprise Products Texas Operating LLC*	Texas	100%
Enterprise Propane Terminals and Storage, LLC	Delaware	100%
Enterprise Refined Products Company LLC	Delaware	100%
Enterprise Refined Products Marketing Company LLC	Delaware	100%
Enterprise Sage Marketing LLC	Delaware	100%
Enterprise Seaway L.P.	Delaware	100%
Enterprise TE Investments LLC	Delaware	100%
Enterprise TE Partners L.P.*	Delaware	100%
Enterprise TE Products Pipeline Company LLC	Texas	100%
Enterprise Terminaling Services GP, LLC	Delaware	100%
Enterprise Terminaling Services, L.P.	Delaware	100%
Enterprise Terminalling LLC	Texas	100%
Enterprise Terminals & Storage, LLC	Delaware	100%
Enterprise Texas Pipeline LLC	Texas	100%
Enterprise TW Products Pipeline Company LLC	Texas	100%
Enterprise White River Hub, LLC	Delaware	100%
Evangeline Gas Corp.	Delaware	100%
Evangeline Gulf Coast Gas, LLC	Delaware	100%
Groves RGP Pipeline LLC	Texas	100%
HSC Pipeline Partnership, LLC	Texas	100%
JMRS Transport Services, Inc.	Delaware	100%
La Porte Pipeline Company, L.P.	Texas	80.24%
La Porte Pipeline GP, L.L.C.	Delaware	80.04%
Leveret Pipeline Company LLC	Texas	100%
Madrone Pipeline LLC	Texas	100%
M2E3 LLC	Texas	100%
M2E4 LLC	Texas	100%
Mapletree, LLC	Delaware	100%
MCN Acadian Gas Pipeline, LLC	Delaware	100%
MCN Pelican Interstate Gas, LLC	Delaware	100%
Mid-America Pipeline Company, LLC	Texas	100%

Mont Belvieu Caverns, LLC	Delaware	100%
Neches Pipeline System	Delaware	100%
Norco-Taft Pipeline, LLC	Delaware	100%
Olefins Terminal LLC	Delaware	100%
OTA Holdings, Inc.	Delaware	100%
OTA Operating LLC	Delaware	100%
Panola Pipeline Company, LLC	Texas	70%
Pascagoula Gas Processing LLC	Texas	75%
Pleuro LLC	Texas	100%
Pontchartrain Natural Gas System	Texas	100%
Port Neches GP LLC	Texas	100%
Port Neches Pipeline LLC	Texas	100%
QP-LS, LLC	Wyoming	100%
Quanah Pipeline Company, LLC	Texas	100%
Rio Grande Pipeline Company LLC	Texas	100%
Sabine Propylene Pipeline LLC	Texas	100%
Seminole Pipeline Company LLC	Delaware	100%
Serket LLC	Texas	100%
Sorrento Pipeline Company, LLC	Texas	100%
South Texas NGL Pipelines, LLC	Delaware	100%
SPOT Terminal Operating LLC	Texas	100%
SPOT Terminal Services LLC	Texas	100%
Steor LLC	Texas	70%
T4H LLC	Delaware	100%
Tarpon Land Holdings LLC	Texas	100%
TCTM, L.P.*	Delaware	100%
Technos Terminal LLC	Texas	100%
TECO Gas Gathering LLC	Delaware	100%
TECO Gas Processing LLC	Delaware	100%
Tejas-Magnolia Energy, LLC	Delaware	100%
TEPPCO O/S Port System, LLC	Texas	100%
Tri-States NGL Pipeline, L.L.C.	Delaware	83.3%
TXO-Acadian Gas Pipeline, LLC	Delaware	100%
Whitethorn Pipeline Company LLC	Texas	100%
Wilcox Pipeline Company, LLC	Texas	100%
Wilprise Pipeline Company, L.L.C.	Delaware	100%

Schedule IV

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus dated June 17, 2025

Registration Statement No. 333-283172

Registration Statement No. 333-283172-01

Enterprise Products Operating LLC

Enterprise Products Partners L.P.

PRICING TERM SHEET

The information in this pricing supplement supplements the preliminary prospectus supplement, dated June 17, 2025 (the “Preliminary Prospectus Supplement”) and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement.

Issuer:	Enterprise Products Operating LLC

Guarantee:	Unconditionally guaranteed by Enterprise Products Partners L.P.

Note Type:	Senior Unsecured Notes

Legal Format:	SEC Registered

Trade Date:	June 17, 2025

Expected Settlement Date*:	June 20, 2025 (T+2)

Net Proceeds (after underwriting discounts and $5.2 million of other offering expenses):	$1,979,127,500

	$500,000,000 4.30% Senior Notes Due 2028 (the “2028 Notes”)	$750,000,000 4.60% Senior Notes Due 2031 (the “2031 Notes”)	$750,000,000 5.20% Senior Notes Due 2036 (the “2036 Notes”)

Principal Amount:	$500,000,000	$750,000,000	$750,000,000

Maturity Date:	June 20, 2028	January 15, 2031	January 15, 2036

Benchmark Treasury:	3.875% due June 15, 2028	4.000% due May 31, 2030	4.250% due May 15, 2035

Benchmark Treasury Yield:	3.897%	3.987%	4.391%

Spread to Benchmark Treasury:	+45 bps	+65 bps	+85 bps

Yield to Maturity:	4.347%	4.637%	5.241%

Coupon:	4.30%	4.60%	5.20%

Price to Public:	99.869% of the principal amount	99.816% of the principal amount	99.665% of the principal amount

Make-Whole Call:	T + 10 bps	T + 10 bps	T + 15 bps

Call at Par:	On or after May 20, 2028	On or after December 15, 2030	On or after October 15, 2035

Interest Payment Dates:	June 20 and December 20, beginning December 20, 2025	January 15 and July 15, beginning January 15, 2026	January 15 and July 15, beginning January 15, 2026

CUSIP / ISIN:	29379VCJ0 / US29379VCJ08	29379VCK7 / US29379VCK70	29379VCL5 / US29379VCL53

Joint Book-Running Managers:

Citigroup Global Markets Inc.

BBVA Securities Inc.

Deutsche Bank Securities Inc.

Scotia Capital (USA) Inc.

TD Securities (USA) LLC

Credit Agricole Securities (USA) Inc.

MUFG Securities Americas Inc.

PNC Capital Markets LLC

SG Americas Securities, LLC

U.S. Bancorp Investments, Inc.

Co-Managers:

Barclays Capital Inc.

BofA Securities, Inc.

BMO Capital Markets Corp.

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

SMBC Nikko Securities America, Inc.

Truist Securities, Inc.

Wells Fargo Securities, LLC

************************

*

We expect delivery of the 2028 Notes, the 2031 Notes and the 2036 Notes will be made against payment therefor on or about June 20, 2025, which is the second business day following the date of pricing of such notes (such settlement being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the 2028 Notes, the 2031 Notes and/or the 2036 Notes prior to the first trading day prior to the closing of this offering will be required, by virtue of the fact that such notes initially will settle in T+2, to specify an alternate settlement cycle at the time of any such trade to prevent failed settlement and should consult their own advisers.

The Issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and any other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC’s website at http://www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Citigroup Global Markets Inc. at (800) 831-9146, BBVA Securities Inc. at (800) 422-8692, Deutsche Bank Securities Inc. at (800) 503-4611, Scotia Capital (USA) Inc. at (800) 372-3930 and TD Securities (USA) LLC at (855) 495-9846.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

EXHIBIT A

FORM OF ISSUER’S COUNSEL OPINION

1. Each of the General Partner, the Partnership and EPOGP are validly existing and in good standing as a limited liability company, limited partnership or corporation, as applicable, under the laws of the State of Delaware. EPO is validly existing and in good standing as a limited liability company under the laws of the State of Texas.

2. Each of the General Partner, the Partnership, EPO and EPOGP has all necessary limited liability company, limited partnership or corporate, as the case may be, power and authority to (i) execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture and the Securities (the “Transaction Documents”) to the extent a party thereto, and (ii) own, lease and operate its properties and to conduct its businesses and, in the case of the General Partner, act as the general partner of the Partnership and, in the case of EPOGP, act as the sole manager of EPO, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each of the General Partner, the Partnership and EPOGP is duly registered or qualified as a foreign limited liability company, limited partnership or corporation, as the case may be, for the transaction of business under the laws of the State of Texas.

3. Each of the Underwriting Agreement, the Notes, the Original Indenture, the Tenth Supplemental Indenture, the Thirty-Sixth Supplemental Indenture and the Fortieth Supplemental Indenture has been duly authorized, executed and delivered by each of the Enterprise Parties to the extent party thereto.

4. The General Partner is the sole general partner of the Partnership with a non-economic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in the Partnership Agreement or as described in the Prospectus), security interests, charges or claims, in each case, in respect of which a uniform commercial code financing statement naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware.

5. Dan Duncan LLC, a Texas limited liability company (“DDLLC”), owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement.

6. The Partnership owns 100% of the issued and outstanding capital stock in EPOGP; such capital stock has been duly authorized and validly issued in accordance with the EPOGP Bylaws and the EPOGP Certificate of Incorporation; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims, in each case, in respect of which a uniform commercial code financing statement naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware.

7. EPOGP owns 0.001% of the membership interests of EPO and the Partnership owns 99.999% of the membership interests of EPO; such membership interests have been duly authorized and validly issued in accordance with the EPO Company Agreement; and EPOGP and the Partnership own such membership interests free and clear of all liens, encumbrances (except restrictions on transferability contained in the EPO Company Agreement or as described in the Prospectus), security interests, charges or claims, in each case, in respect of which a uniform commercial code financing statement naming EPOGP or the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware.

8. (i) The GP LLC Agreement has been duly authorized, executed and delivered by DDLLC and is a valid and legally binding agreement of DDLLC, enforceable against DDLLC in accordance with its terms; (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (iii) the EPO Company Agreement has been duly authorized, executed and delivered by each of EPOGP and the Partnership and is a valid and legally binding agreement of each of EPOGP and the Partnership, enforceable against each of EPOGP and the Partnership in accordance with its terms.

9. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any securities of the Partnership or EPO under the Partnership Agreement, the EPO Company Agreement or any agreement or other instrument listed as an exhibit to the Registration Statement, other than as have been waived, effectively complied with or satisfied.

10. Assuming the due authorization, execution and delivery of each of the Original Indenture, the Tenth Supplemental Indenture and the Thirty-Sixth Supplemental Indenture by the Original Trustee, and the Thirty-Sixth Supplemental Indenture and the Fortieth Supplemental Indenture by the Series Trustee (or its predecessor-in-interest), the Indenture is a valid and legally binding agreement of each of EPO and the Partnership, enforceable against each of them in accordance with its terms, under the applicable laws of the State of New York.

11. When authenticated by the Series Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement, the Notes will constitute legal, valid, binding and enforceable obligations of EPO and will be entitled to the benefits of the Indenture, under the applicable laws of the State of New York.

12. When the Notes have been authenticated by the Series Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement, the Guarantees will be subject to the Indenture and constitute legal, valid, binding and enforceable obligations of the Partnership under the applicable laws of the State of New York.

13. None of (i) the execution and delivery by each of the Enterprise Parties of, or the incurrence or performance by each Enterprise Party of its obligations (if any) under, the Transaction Documents, in each case to which it is a party and each in accordance with its terms, or (ii) the offering, issuance and sale by the Partnership and EPO of the Securities (A) violated, violates or will violate the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Enterprise Parties or (B) violated, violates or will violate the terms or provisions of (i) the Delaware Act, (ii) the Delaware

LLC Act, (iii) the Delaware General Corporation Law (the “DGCL”), (iv) the applicable laws of the State of Texas or the State of New York, (v) Regulation U or X of the Board of Governors of the Federal Reserve System or (vi) the applicable laws of the United States of America; which violations, in the case of clause (B), would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Enterprise Parties, taken as a whole, or could materially impair the ability of any of the Enterprise Parties to perform its obligations under the Transaction Documents.

14. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, was or is required in connection with the execution and delivery by each Enterprise Party of the Transaction Documents to which it is a party or the incurrence or performance of its obligations thereunder, including the offering, issuance and sale by the Partnership and EPO of the Securities. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or order of any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of Delaware, the State of New York or the United States of America, pursuant to (i) the applicable laws of the State of Texas or the State of New York, (ii) the applicable federal laws of the United States of America, or (iii) the Delaware LP Act, the Delaware LLC Act or the DGCL.

15. The statements under the captions “Description of Debt Securities” and “Description of the Notes” in each of the Pricing Disclosure Package and the Prospectus, to the extent such statements purport to describe certain provisions of the Indenture and the Securities and legal matters referred to therein, accurately describe such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein; and the Indenture and the Securities conform in all material respects to the descriptions set forth under “Description of Debt Securities” and “Description of the Notes” in each of the Pricing Disclosure Package and the Prospectus.

16. None of the Enterprise Parties is or, assuming the net proceeds of the offering of the Securities are applied as described in the Prospectus, immediately after giving effect to the issuance and sale of such Securities will be, required to register as an “investment company” under the Investment Company Act of 1940, as amended (“40 Act”).

17. Any required filing of any Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) and of any Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by such Rule.

Such counsel shall advise that (i) the Indenture has been duly qualified under the Trust Indenture Act; (ii) based solely on such counsel’s review of the SEC’s website, the Registration Statement automatically became effective under the Securities Act upon filing with the Commission on November 12, 2024; (iii) such counsel’s review of the information made available by the SEC at https://www.sec.gov/litigation/stoporders.shtml, such counsel has confirmed that the SEC has not issued any stop order suspending the effectiveness of the Registration Statement; and (iv) to such counsel’s knowledge, based solely on such counsel’s participation in the conferences mentioned below regarding the Registration Statement and such counsel’s review of the information made available by the SEC at https://www.sec.gov/litigation/admin.shtml, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the General Partner, EPO, EPOGP and the Partnership, representatives of the independent registered public accounting firm for the General Partner and the Partnership, your counsel and your representatives, at which conferences certain contents of the Registration Statement, the Pricing Disclosure Package or the Prospectus and related matters were discussed and, although such counsel is not passing upon or assuming any responsibility for, the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in paragraph 15 above), on the basis of the foregoing (relying with respect to factual matters to the extent such counsel deems appropriate upon statements by officers and other representatives of the General Partner, the Partnership and the other Enterprise Parties):

(a) such counsel confirms that, in their opinion, each of the Registration Statement (including the information in the Prospectus that was omitted from the Registration Statement at the time it first became effective but that is deemed, pursuant to Rule 430B(f) of the Rules and Regulations, to be part of and included in the Registration Statement), as of its most recent Effective Date, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations for registration statements on Form S-3 or related prospectuses, as the case may be (except that in each case such counsel need not express any statement, belief or opinion as to Regulation S-T), and

(b) no facts have come to such counsel’s attention that have caused them to believe that, insofar as is relevant to the offering of the Securities: (i) the Registration Statement (including the information in the Prospectus that was omitted from the Registration Statement at the time it first became effective but that is deemed, pursuant to Rule 430B(f) of the Rules and Regulations, to be part of and included in the Registration Statement), as of its most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of its date and as of the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no opinion, statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial or accounting data, included or incorporated or deemed incorporated by reference in, or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, (B) the Form T-1 filed as Exhibit 25.1 to the Registration Statement on November 12, 2024 that constitutes the Statement of Eligibility and Qualification of the Series Trustee pursuant to Section 305(b)(2) of the Trust Indenture Act and (C) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.

In rendering the statement set forth in clause (a) and making the statement set forth in subclause (b)(i) of the immediately preceding paragraph, such counsel may assume that June 17, 2025 was the earlier of the date on which the Prospectus was first used and the time of the first contract of sale of the Securities within the meaning of Rule 430B(f)(1) of the Rules and Regulations.

In rendering such opinions, such counsel may, among other things, (A) rely in respect of matters of fact material to such opinions upon (i) oral or written statements and representations of officers and other representatives of the Partnership Entities and (ii) statements and certifications of public officials, the transfer agent of the Partnership and others (to the extent such counsel deems it appropriate), (B) assume the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted as originals, and the conformity to authentic original documents of all documents submitted as certified or photostatic copies, (C) state that their opinion is limited to the Delaware LP Act, the Delaware LLC Act, the DGCL and the applicable laws of the State of Texas, the applicable laws of the State of New York, the applicable laws of the United States of America, and with respect to the opinion set forth in paragraph 16 above, the Investment Company Act of 1940, as amended, (D) state that they express no opinion with respect to state securities or Blue Sky laws of any jurisdiction or with respect to the anti-fraud provisions of the federal securities laws, (E) with respect to the opinion expressed in paragraphs 1 and 2 above as to the valid existence, good standing and due qualification or registration of the General Partner, the Partnership, EPO and EPOGP, state that such opinions are based solely upon its review of certificates and other communications from the appropriate public officials, (F) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local tax statutes to which any of the limited partners of the Partnership or any of the Enterprise Parties or the General Partner may be subject, and (G) with respect to enforceability of agreements or instruments, include reasonable and customary qualifications for such agreements or instruments.

EXHIBIT B

FORM OF VICE PRESIDENT, LEGAL’S OPINION

1. Each of the Enterprise Parties and each of the Partnership Entities that is a “significant subsidiary” of EPO as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act (which Partnership Entities have been identified as such on Schedule III to the Underwriting Agreement) (the “Significant Partnership Subsidiaries”) has been duly formed or incorporated, as the case may be, and (other than the Enterprise Parties) is validly existing and in good standing under the laws of its jurisdiction of formation with all necessary corporate, limited liability company or limited partnership, as the case may be, power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in each of the Pricing Disclosure Package and the Prospectus. Each of the Significant Partnership Subsidiaries is duly registered or qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership Entities, taken as a whole.

2. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each of the Significant Partnership Subsidiaries have been duly and validly authorized and issued in accordance with the applicable constituent documents and are fully paid (to the extent required under the applicable constituent documents) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, in the case of partnership interests in a Delaware limited partnership; Sections 18-607 and 18-604 of the Delaware LLC Act, in the case of membership interests in a Delaware limited liability company; Section 101.206 of the Texas Act, in the case of membership interests in a Texas limited liability company; and except as otherwise disclosed in each of the Pricing Disclosure Package and the Prospectus). Except as described in each of the Pricing Disclosure Package and the Prospectus, EPO and/or the Partnership, as the case may be, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests, as applicable, in each of the Significant Partnership Subsidiaries as set forth on Schedule III to the Underwriting Agreement, free and clear of any lien, charge, encumbrance (other than contractual restrictions on transfer contained in the applicable constituent documents), security interest, restriction upon voting or any other claim of any third party.

3. To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by the Underwriting Agreement gave or gives rise to any rights for or relating to the registration of any securities of the Partnership, EPO or any of their subsidiaries, other than as have been waived. To such counsel’s knowledge, except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, rights to purchase Common Units under the Partnership’s distribution reinvestment plan or rights to purchase securities pursuant to the governing documents of the Enterprise Parties and each of the Significant Partnership Subsidiaries, there are no outstanding options or warrants to purchase any partnership interests, membership interests or capital stock in the Enterprise Parties or any Significant Partnership Subsidiary.

4. Each of the Enterprise Parties has all requisite right, power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The Partnership and EPO have all requisite partnership or limited liability company power and authority to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus. All action required to be taken by the Enterprise Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of the Underwriting Agreement, the Indenture and the Securities, (ii) the consummation of the transactions contemplated thereby and (iii) the authorization, issuance, sale and delivery of the Securities have been duly and validly taken.

5. None of (i) the offering, issuance and sale by the Partnership and EPO of the Securities, (ii) the execution, delivery and performance of the Underwriting Agreement by the Enterprise Parties or the consummation of the transactions contemplated thereby, or (iii) the execution, delivery and performance of the Indenture and the Securities by the Partnership and EPO or the consummation of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities (other than the Enterprise Parties), (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any agreement or other instrument listed as an exhibit to the Registration Statement pursuant to Item 601(b) of Regulation S-K, or (C) will result, to the knowledge of such counsel, in any violation of any order or decree of governmental authorities that to such counsel’s knowledge are both (i) orders or decrees by which the Partnership Entities or any of their respective properties are bound and (ii) material in relation to the business, operations, affairs, financial conditions, assets or properties of the Partnership Entities, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B), (C) or (D), would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership Entities, taken as a whole, or could materially impair the ability of any of the Enterprise Parties to perform its obligations under the Underwriting Agreement.

6. To the knowledge of such counsel, (a) there is no legal or governmental proceeding pending or threatened against the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties is subject, that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed and (b) there are no agreements, contracts or other documents to which any of the Partnership Entities is a party that are required to be described in the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act or the Rules and Regulations or the Exchange Act or the rules and regulations thereunder.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Entities, the independent registered public accounting firm for the General Partner, EPO and the Partnership, your counsel and your representatives at which conferences certain contents of the Registration Statement, the Pricing Disclosure Package

and the Prospectus and related matters were discussed, and, although such counsel has is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing (relying to a limited extent with respect to factual matters upon statements by officers and other representatives of the Partnership Entities and their subsidiaries), no facts have come to such counsel’s attention that have caused him to believe that, insofar as is relevant to the offering of the Securities:

(i) the Registration Statement (including the information in the Prospectus that was omitted from the Registration Statement at the time it first became effective but that was deemed, pursuant to Rule 430B(f) of the Rules and Regulations, to be part of and included in the Registration Statement), as of its most recent Effective Date, contained an untrue statement of any material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii) the Prospectus, as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial or accounting data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, (B) the Form T-1 filed as Exhibit 25.1 to the Registration Statement on November 12, 2024 that constitutes the Statement of Eligibility and Qualification of the Series Trustee pursuant to Section 305(b)(2) of the Trust Indenture Act and (C) any representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.

In rendering the statement set forth in clause (i) of the immediately preceding paragraph, such counsel may assume that June 17, 2025 was the earlier of the date on which the Prospectus was first used and the time of the first contract of sale of the Securities within the meaning of Rule 430B(f)(1) of the Rules and Regulations.

In rendering such opinion, such counsel may, among other things, (A) rely on certificates of officers and representatives of the Partnership Entities and upon information obtained from public officials (to the extent such counsel deems it appropriate), (B) assume the genuineness of all signatures, the legal capacity of all natural persons, the authenticity and completeness of all documents submitted to him as originals and the conformity to the authentic original documents of all documents submitted to him as copies, (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the applicable laws of the State of Texas, (D) state that such counsel’s opinions are based upon a review of those laws, statutes, rules and regulations which, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and (E) state that such counsel expresses no opinion with respect to: (i) any permits to own or operate any real or personal property, (ii) the title of any of the Partnership Entities to any of their respective real or personal property, or with respect to the accuracy or descriptions of real or personal property, in each case, other than with regard to the opinions (2) and (3) set forth above regarding the ownership and description of capital stock, partnership interests and membership interests, or with respect to the accuracy or descriptions of real or personal property, or (iii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

EXHIBIT C

FORM OF LATHAM & WATKINS LLP OPINION

1.

Based on such facts and subject to the qualifications, assumptions and limitations set forth herein and in the Prospectus and the Pricing Disclosure Package, we hereby confirm that the statements in the Prospectus and the Pricing Disclosure Package under the caption “Material U.S. Federal Income Tax Consequences,” insofar as such statements purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

C-1